Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
13. I
NCOME
T
AXES
We recorded a valuation allowance against our net deferred tax asset as of March 31, 2023 and December 31, 2022. We expect to continue maintaining a full valuation allowance on our net deferred tax asset until there is sufficient positive evidence to support the reversal of a portion of this allowance. However, given our current earnings and anticipated future earnings, we believe that there is a reasonable possibility that within the next 3 to 6 months, sufficient positive evidence may become available to allow us to reach a conclusion that a significant portion or the entirety of the valuation allowance will no longer be necessary to be recorded against our net deferred tax asset. Release of the valuation allowance would result in the recognition of previously unrecognized deferred tax assets and an income tax benefit in the period in which the release of the valuation allowance is recorded. However, the exact timing and amount of the valuation allowance release are subject to change on the basis of the level of positive evidence becoming available.
For the three months ended March 31, 2023 and 2022, we recorded a $0.3 million and $0.1 million income tax expense in continuing operations, respectively. Our effective income tax rate differs from the 21% U.S. federal statutory rate due to a non-controlling
interest adjustment for VSI’s allocable share of Hoya Intermediate’s income, release of valuation allowances due to utilization of attributes, and state taxes.

19. I
NCOME
T
AXES
We are subject to U.S. federal and state income taxes with respect to our allocable share of any taxable income or loss of Hoya Intermediate, as well as any stand-alone income or loss we generate. Hoya Intermediate is organized as a limited liability company and treated as a partnership for federal tax purposes, with the exception to the Canadian operations of Vivid Seats Canada Ltd. (formerly Fanxchange Ltd.), which we acquired in 2019. Hoya Intermediate’s taxable income or loss is passed through to its members, including VSI. VSI files and pays corporate income taxes for U.S. federal and state income tax purposes. We anticipate this structure to remain in existence for the foreseeable future.
Components of (loss) income from continuing operations before income taxes for the years ended December 31 were as follows (in thousands):

	2022	2021	2020
United States	$68,416	$(17,859)	$(763,664)
Foreign	773	(966)	(10,521)

Total (loss) income before income taxes	$69,189	$(18,825)	$(774,185)

Prior to 2021, we did not incur material amounts of income tax expense or have material income tax liability or deferred tax balances.
During the years ended December 31, 2022 and 2021, significant components of income tax (expense) benefit were as follows (in thousands):

	2022	2021
Current
U.S. Federal	$15	$—
State & Local	248	304
Foreign	—	—

Total current income tax expense (benefit)	263	304

Deferred
U.S. Federal	—	—
State & Local	—	—
Foreign	(1,853)	—

Total deferred income tax expense (benefit)	(1,853)	—

Total income tax expense (benefit)	$(1,590)	$304

A reconciliation of income taxes computed at the U.S. federal statutory income tax rate of 21% for 2022 and 2021 to our income tax (expense) benefit was as follows:

	2022	2021
At U.S. statutory tax rate	21.0%	21.0%
State income taxes	1.8%	(1.1)%
Foreign rate differential	0.1%	0.3%
Pass-through loss / (income)	—%	(14.3)%
Noncontrolling interest	(12.3)%	(2.7)%
Change in valuation allowance	(23.1)%	(3.5)%
Deferred tax partnership adjustment	10.1%	—%
Warrants remeasurement	—%	(1.4)%
Research & Development Credit	(0.5)%	—%
Other	0.6%	0.1%

Total income tax expense (benefit)	(2.3)%	(1.6)%

As of December 31, 2022 and 2021, our deferred tax balances consisted of the following (in thousands):

	2022	2021
Deferred Tax Assets
Net operating loss	$12,740	$9,670
Interest carryforwards	15,919	15,206
Investment in partnerships	91,302	120,706
Other	748	132

Total deferred tax assets	120,709	145,714

Valuation allowance	(118,734)	(145,668)

Total deferred tax assets net of valuation allowance	1,975	46

Deferred Tax Liabilities
Other	122	46

Total Deferred Tax Liabilities	122	46

Net Deferred Tax Assets / (Liabilities)	$1,853	$—

We recognize deferred tax assets to the extent we believe these assets are more likely than not to be realized. Valuation allowances have been established primarily with regard to the tax benefits of certain net operating losses, tax credits, as well as its investment in partnership. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent results of operations. After considering all those factors, we recorded a $118.7 million valuation allowance against our deferred tax assets, as we have determined these assets are not more likely than not to be realized as of December 31, 2022.
Excluded from the deferred tax asset for investment in partnerships above is a portion of the income tax basis in the partnership investment which will only reverse upon sale as a capital loss. As the Company does not expect to have sufficient sources of future capital gains to offset this future capital loss, the Company has not recorded a deferred tax asset for this portion of the basis difference in the investment in the partnership.
The deferred tax asset valuation allowance and changes were as follows (in thousands):

	2022	2021
Balance at beginning of period	$145,668	$1,828
Other (1)	(6,154)	—
Charged to costs and expenses	(15,961)	646
(Credited) charged to other accounts	(4,819)	143,194
Deductions	—	—

Ending balance	$118,734	$145,668

(1)
This relates to a
true-up
of the investment in partnership deferred tax asset and related valuation allowance which has been updated to remove the basis that will only reverse upon sale as a capital loss.

As of December 31, 2022, we determined that there is sufficient positive evidence to conclude that it is more likely than not that our Canadian deferred taxes of $1.9 million are realizable. We therefore reduced the valuation allowance accordingly. We expect to continue maintaining a full valuation allowance on our U.S. net deferred tax asset until there is sufficient positive evidence to support the reversal of a portion of this allowance. However, given our current earnings and anticipated future earnings, we believe that there is a reasonable possibility that within the next
3-6
months, sufficient positive evidence may become available to allow us to reach a conclusion that a significant portion or the entirety of the valuation allowance will no longer be necessary to be recorded against our U.S. net deferred tax assets. Release of the valuation allowance would result in the recognition of previously unrecognized deferred tax assets and an income tax benefit in the period in which the release of the valuation allowance is recorded. However, the exact timing and amount of the valuation allowance release are subject to change on the basis of the level of positive evidence becoming available.
At December 31, 2022, we had U.S. state operating loss carryforwards totaling $23.0 million, U.S. federal operating loss carryforwards totaling $45.5 million. The U.S. federal and state operating loss carryforwards begin to expire in 2029 with $46.4 million of the operating loss carryforwards having no expiration date.
At December 31, 2022, with respect to our operations outside the U.S., we had foreign operating loss carryforwards totaling $5.3 million. The foreign operating loss carryforwards begin to expire in 2037.
At December 31, 2022, we were not indefinitely reinvested on undistributed earnings from our foreign operations and the deferred tax liability associated with the future repatriation of these earnings is expected to be immaterial.
ASC 740, Income Taxes, prescribes a recognition threshold of more-likely-than not to be sustained upon examination as it relates to the accounting for uncertainty in income tax benefits recognized in an enterprise’s financial statements. Our unrecognized tax benefits which relate to a tax refund are as follows:

2022
Balance at beginning of the year	$—
Tax positions taken in the prior year	7,500

Balance at end of the year	$7,500

We classified interest and penalties associated with income taxes in income tax expense (benefit) within the consolidated statements of operations. We did not recognize any interest and penalties during 2022. There was no liability recognized related to interest and penalties as of December 31, 2022. The total amount of gross unrecognized tax benefits that, if recognized, would impact the effective tax rate is $7.5 million as of December 31, 2022.
We are subject to routine audits by taxing jurisdictions. The periods subject to tax audits are 2018 through 2022. There are currently no audits for any tax periods in progress.